EQUITY	12 Months Ended
Dec. 31, 2024
EQUITY
EQUITY

15.EQUITY

Ordinary shares

Effective on September 29, 2023, the Company increased the authorized share capital of the Company from US$60,000 divided into 6,250,000 Ordinary Shares of par value US$0.0096 each, to US$9,600,000 divided into 1,000,000,000 Ordinary Shares of a par value of US$0.0096 each.

On May 11, 2022, the Board of Directors resolved to approve a share consolidation at a ratio of one-for-three and one fifth (3.2) ordinary shares with a par value of US$0.0005 each in the Company’s issued and unissued share capital into one ordinary share with a par value of US$0.0016 (“2022 Share Consolidation”), for which the Company obtained shareholder approval on April 28, 2023. Immediately following the 2022 Share Consolidation, the authorized share capital of the Company will be US$50,000 divided into 31,250,000 ordinary shares of a par value US$0.0016 each. The 2022 Share Consolidation became effective on May 24, 2022.

On March 6, 2023, the Company effected an increase in authorized share capital from US$50,000 divided into 31,250,000 ordinary shares of a par value US$0.0016 each to US$60,000 divided into 37,500,000 ordinary shares of a par value US$0.0016 each (the “Increase in Share Capital”), and on March 21, 2023, the Company effected a share consolidation at a ratio of one-for-six, such that each (6) ordinary shares with a par value of US$0.0016 each in the Company’s issued and unissued share capital were consolidated into one ordinary share with a par value of US$0.0096 (“2023 Share Consolidation”). Immediately following the Increase in Share Capital and 2023 Share Consolidation, the authorized share capital of the Company will be increased from US$50,000 to US$60,000, divided into 6,250,000 ordinary shares of a par value US$0.0096 each. The Company believes it is appropriate to reflect the Increase in Share Capital, 2022 Share Consolidation and 2023 Share Consolidation on a retroactive basis pursuant to ASC 260. The Company has retroactively restated all shares and per share data for all periods presented.

As a result, the Company had 1,000,000,000 authorized shares, par value of US$0.0096, of which 1,534,487 shares of ordinary shares were issued and outstanding as of December 31, 2024 and 2023, respectively.

15.EQUITY (CONTINUED)

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their respective retained earnings, if any, as determined in accordance with PRC accounting standards and regulations and after they have met the PRC requirements for appropriation to statutory reserves. Paid in capital of the PRC subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries. The Company is required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, the Company may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends.

As of December 31, 2024 and 2023, the Company’s PRC profit generating subsidiaries accrued statutory reserve funds of $898,133 and $898,133, respectively. As of December 31, 2024 and 2023, the Company had net assets restricted in the aggregate, which include paid-in capital and statutory reserve of the Company’s PRC subsidiaries of $33,718,654.